OTHER INFORMATION	6 Months Ended
Jun. 30, 2022
Other Information
OTHER INFORMATION

12.	OTHER INFORMATION

Business e-Mail Compromise Incident

During the six months ended June 30, 2022, Codere Online was the victim of cyber-related fraud activity which involved electronic communications impersonating one of Codere Online’s vendors. After hacking the e-mail account of one of Codere Online’s senior officers, the perpetrators sent illegitimate requests for payments attaching doctored invoices reflecting fraudulent account information for otherwise legitimate payment requests. As a result, during the six months ended June 30, 2022, Codere Online made certain payments on outstanding invoices totaling approximately €744 thousand to foreign accounts controlled by the impersonator rather than to the account of the real vendor (the “Business e-Mail Compromise”).

Codere Online launched an internal investigation to determine the full extent of the fraud scheme and related potential exposure in connection with the Business e-Mail Compromise, and has recorded a one-time pre-tax charge of €744 thousand in the six months ended June 30, 2022 as the result of this event. Following the discovery of the Business e-Mail Compromise, Codere Online promptly initiated contact with the banks involved in the wire transfers as well as appropriate law enforcement authorities. To date, Codere Online has recovered a de minimis portion of the amounts transferred to illegitimate recipients in connection with the Business e-Mail Compromise. Codere Online is continuing to pursue the recovery of the amounts transferred. Codere Online may be limited in what information it can disclose as it is currently considering legal action and other remedies available in connection with the Business e-Mail Compromise. The ultimate amount of the loss will depend on Codere Online's success in recovering some or all of the funds. Codere Online currently believes the Business e-Mail Compromise is an isolated event and, to its knowledge, it did not compromise users' account deposits or login credentials and did not result in any unauthorized access to any of the confidential consumer information or other user data that Codere Online maintains. To date, Codere Online has not found any evidence of additional fraudulent activity. While this matter will result in some additional near-term expenses, Codere Online does not expect the Business e-Mail Compromise incident to have a material impact on its business.

Codere Online, led by the Internal Audit team of Codere Group, has conducted an investigation into the Business e-Mail Compromise. The investigation concluded on June 27, 2022 with a report to the audit committee of the Parent Board. The investigation has uncovered that the information contained in the e-mail account of the Codere Online senior officer was accessible to, and may have been accessed by, the perpetrators. Except for the information contained in such e-mail account, there is no evidence that Codere Online's systems were penetrated or that any corporate information, including our financial and accounting information, was accessed. The investigation has found no evidence of employee criminal involvement in the Business e-Mail Compromise. In connection with this investigation, Parent's senior management has concluded that Codere Online did not maintain effective disclosure controls and procedures because of the existence of certain material weaknesses in internal control over financial reporting. Codere Online has implemented enhanced internal controls over financial reporting and is in the process of implementing additional procedures and controls pursuant to recommendations from the investigation.

MANAGEMENT INCENTIVE PLAN

On February 2, 2022, the Parent Board approved the terms and conditions of a long-term incentive plan (the “LTIP”), which was approved by the Parent Shareholders at a meeting held on March 3, 2022. The main objective of the LTIP is to enhance the alignment between senior management and director interests with those of Codere Online and Parent Shareholders and to strengthen the retention and motivation of senior management and directors in the long term.

The LTIP is primarily for the benefit of certain existing and future senior managers of Parent and the Remunerated Directors and certain employees and independent contractors providing services to Codere Online from time to time. The beneficiaries will be proposed by the Chief Executive Officer of Parent and will be subject to approval by the Parent Board. Upon approval by the Parent Board, such beneficiaries will receive an invitation letter to participate in the LTIP. Beneficiaries will be required to accept the terms of a post-contractual non-compete and non-solicitation agreement to benefit from the terms of the LTIP.

Compensation under the LTIP will be based on the beneficiary's expected role, responsibilities and contribution to the business of Parent, among other things. The LTIP includes compensation in the form of share options, restricted shares, and/or deferred payments payable depending upon the increase in Parent's equity value. And/or deferred payments payable depending upon the Incremental Equity Value (the amount will be determined as soon as possible following year-end 2026). The Incremental Equity Value The will be calculated considering the Exercise Equity Value (will be calculated considering the 2026 Adjusted EBITDA, the Net Financial Debt and the Transaction Value of Codere Online as established in the Company Sale Event), the Base Equity Value ( amounted to $ 350 million) and the Invested Capital from shareholders (cash contributions to shareholders, in each case to the extent made after the Date of Commencement of these Plan and will be capitalized at an annual rate of 8%).

According to the LTIP Agreement, the termination date of the restricted shares and deferred payments will be March 31, 2027, whereas the share options will terminate on December 31, 2027. The number of share options to be granted will be based on the portion of the Target Comp. tied to this stock option component, a $10,00 exercise price (the “Strike Price”), the Target Share Price and subject to standard anti-dilution protections and adjustment for extraordinary cash dividends.

The share options granted to the Beneficiaries shall have a 20% vesting per calendar year, considering the applicable start of vesting period. The share options will be exercisable at the option of the beneficiary on a cash or cashless basis (subject to Parent’s option to net cash settle to avoid the dilutive impact from any such share option exercise) and will not be transferable by the beneficiary at any time. The number of Restricted Shares to be granted will be based on the portion of the Target Comp tied to the restricted share component and a target share price of $20.50 (“Target Share Price”). The restricted shares may also be net cash settled by Parent to avoid the dilutive impact from the issuance of restricted shares. Share options may be exercised, and restricted shares may be sold, following the later of (i) 90 days from the respective vesting date and (ii) December 31, 2023.

The deferred payments right are also part of the LTIP to enhancing the alignment between senior management and directors' interest with those of Codere Online and Holdco Shareholders and to strength the retention and motivation of senior management and directors in the long term. Deferred Payments are measured in USD and employee will receive as many shares as are worth to the Deferred Payments Right amount on December 31, 2026. The deferred payments right granted to the Beneficiaries shall have a 20% vesting per calendar year and will be paid at Parent's option in cash or Ordinary Shares subject to certain exceptions and acceleration events.

The company formally issuing the shares will be the Parent. However, the Employer Company of each Beneficiary will be the one liable for compliance with applicable payroll obligations (income tax withholdings and social security tax withholdings/payments).

The total number of Ordinary Shares issuable to beneficiaries pursuant to the share options and restricted shares shall be limited to 5% of the total number of Ordinary Shares issued and outstanding at the time the LTIP was approved by the Parent Shareholders. Such limit will be increased by an amount equivalent to 0.2% of the total number of Ordinary Shares issued and outstanding on each December 31 through the end of the vesting period of the LTIP, to provide for additional capacity to grant awards to additional beneficiaries under the LTIP.

The total number of share options, restricted shares and deferred payments right to each part of the LTIP is as follow:

	Share options	Restricted Shares	Deferred payments right
Total Rights assigned to the beneficiaries	893,495	894,562	-
Fair value of the LTIP in USD	1,096,108	3,658,832	4,098,179
Weighted average price in USD	1.42	4.31	-
Options granted during the period	89,350	89,456	37,616
Options exercised during the period	-	-	-
Options outstanding as of June 30, 2022	89,350	89,456	37,616
Exercisable as of June 30, 2022	-	-	-

The fair value of the equity instruments granted has been determined using a Monte Carlo simulation valuation model as of each of the Grant dates, considering the conditions determined in the LTIP Agreement, and the following assumptions:

Forecast share price volatility (annualized)	50.13%
Plan duration (years)	5.00
Expected dividend yield	0.00%
Risk-free interest rate	U.S. Sovereign Bond yield

Regarding the forecasted share price volatility, given the recent listing of the Company’s shares, the annualized share price volatility has been calculated as the average historical standard deviation among the company’s selected peers, considering a 5-year period, matching the LTIP tenor.

More specifically, the restricted share's fair value has been calculated as the number of estimated vested instruments times the expected share value at the assumed restricted shares exercise date. The number of estimated vested instruments used has been the one established in each beneficiary's invitation letter, and the expected share value has been determined according to the aforementioned Monte Carlo simulation and the valuation inputs previously detailed.

Regarding the fair value of the stock options which may be converted into the Company's ordinary equity at a previously specified price for a determined time period, has been obtained in a similar way, by multiplying the number of vested stock options times the expected option value as of that date. In this sense, in order to determine the stock option value as of each of the grant dates, we have also used the expected share price evolution as determined by the Monte Carlo simulation model. Additionally, it is worth mentioning that options' value can be divided into intrinsic value, consisting in the difference between the underlying share's price and the option's strike if this is a positive value for the acquirer of the option shares; and time value, which represents the possibility that the option may obtain intrinsic value in the future. In this sense, according to the valuation model's share price expected evolution, the Company's stock options only have time value as of each of the grant dates, due to the value of the underlying ordinary shares as of the grant dates and the strike price of $10 per share.

Finally, it must be noted that the fair value of deferred payments to be made in a future date, depends directly on a non-market condition (evolution of the Company's EBITDA during the Sub-Plan's life). However, it is possible to determine the number of shares to be delivered, based on the expected evolution of the Company's EBITDA in line with its business plan, which will be revised subsequently until the payment date. To this extent, in order to establish the preliminary number of shares which will be delivered to the Sub-Plans' beneficiaries, the main input used has been the Company's business plan.

The incentives granted to the beneficiaries under the LTIP will be subject to a 5-year general vesting period, with 20% vesting per year, subject to certain exceptions and acceleration events, in order to promote the long-term retention of the beneficiaries.

Except in the case of a termination for gross misconduct, fraud or gross negligence, in which case the relevant beneficiary would forfeit all rights to both vested and unvested compensation under the LTIP, beneficiaries that cease to be employed by Codere Online or to provide services to Codere Online, as applicable, will retain all vested compensation up to the date of any such resignation or termination. Awards are subject to recovery by Codere Online under certain events, including as a result of a breach of the post-contractual non-compete or non-solicit or pursuant to applicable laws and regulations. Except as prohibited by applicable laws, the company may extend loans to beneficiaries to pay certain taxes due in connection with compensation under the LTIP.

The LTIP is subject to the Spanish employment law as a significant part of the compensation under the LTIP will be awarded to beneficiaries located in Spain. The components of the LTIP may be subject to special terms and conditions depending on the location of the beneficiary.

The foregoing description of the LTIP does not purport to be complete and is qualified in its entirety by reference to the full text of the LTIP Master Agreement, which has been filed as an exhibit to the annual report of the Group as of December 31, 2021. As of June 30, 2022, the impact of the LTIP was recorded in the Unaudited Interim Condensed Consolidated and Combined Carve-out Statements of Income (Loss) as personnel expenses amounted to 1,004 thousand euros.